================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2003

                             Carriage Services, Inc.
              (Exact name of registrant as specified in is charter)

          Delaware                     1-11961                  76-0423828
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                         1900 St. James Place, 4th Floor
                              Houston, Texas 77056
          (Address, including zip code, of principal executive offices)

               Registrant's telephone number, including area code:
                                 (713) 332-8400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

            99.1 Press Release dated June 10, 2003.
            99.2 Company and Investment Profile dated June 2003

ITEM 9. REGULATION FD DISCLOSURE.

      On June 10, 2003 Carriage Services, Inc. (the "Company") issued a press release announcing its Company and Investment Profile dated June 2003. A copy of the press release and the profile issued by the Company are attached hereto as Exhibits 99.1 and 99.2, respectively. The Company and Investment Profile is available on the Company's website www.carriageservices.com.

      The press release and information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

      The Company and Investment Profile contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the profile of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CARRIAGE SERVICES, INC.

Date: June 10, 2003        By: /s/ Joseph Saporito
                               ---------------------------------
                               Joseph Saporito
                               Senior Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit                             Description
-------                             -----------

99.1     Press release dated June 10, 2003
99.2     Company and Investment Profile dated June 2003